                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                         ------------------------------

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE

                         SECURITIES EXCHANGE ACT OF 1934

         Date of Report (Date of earliest event reported): June 12, 2003

                            Structured Products Corp.

             (Exact name of registrant as specified in its charter)


           Delaware                  333-89080             13-3692801
           --------                  ---------             ----------
           (State or other           (Commission           (IRS Employer
           jurisdiction of           File Number)          Identification
           incorporation or                                Number)
           organization)

388 Greenwich Street, New York, New York                              10013
--------------------------------------------------------------------------------
(Address of principal executive offices)                            (Zip Code)

Registrant's telephone number including area code (212) 816-7496
                                                  ---------------

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Item 1.           Changes in Control of Registrant.

                  Not Applicable.
Item 2.           Acquisition or Disposition of Assets.

                  Not Applicable.
Item 3.           Bankruptcy or Receivership.

                  Not Applicable.
Item 4.           Changes in Registrant's Certifying Accountant.

                  Not Applicable.
Item 5.           Other Events.

                  Documents   Incorporated   by  Reference.
                  The consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of December 31, 2002 and
                  December  31,  2001,  and  for  each  of  the  years  in   the
                  three-year period ended December 31, 2002, included in the Annual Report on Form 10-K of Ambac Financial Group, Inc. (which was filed with the Securities and Exchange Commission on March 28, 2003, Commission File Number 1-10777), the unaudited consolidated financial statements of Ambac Assurance Corporation and subsidiaries as of March 31, 2003 and for the periods ending March 31, 2003 and March 31, 2002 included in the Quarterly Report on Form 10-Q of Ambac Financial Group, Inc. for the period ended March 31, 2003 (which was filed with the Securities and Exchange Commission on May 15, 2003), and Current Reports on Form 8-K filed with the Securities and Exchange Commission on January 24, 2003, February 28, 2003, March 4, 2003, March 20, 2003, March 26, 2003, March 31, 2003 and
                  April 21, 2003 as such Current Reports related to Ambac Assurance, are hereby incorporated by reference in (i) this Current Report on Form 8-K; (ii) the registration statement (No. 333-89080) of the Registrant; and (iii) the Preliminary Prospectus Supplement and Prospectus relating to TIERS(R) Principal-Protected Minimum Return Asset Backed Certificates Trust Series Nasdaq 2003-13, and shall be deemed to be part hereof and thereof.

Item 6.           Resignations of Registrant's Directors.

                  Not Applicable.
Item 7.           Financial Statements, Pro-Forma Financial Information and
                  Exhibits.

                  (a)  Not Applicable.

                  (b)  Not Applicable.

                  (c)  Exhibits.

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Item 601(a) of Regulation S-K Exhibit No. (EX-23)        Description
                              ----------                 -----------

                                                Consent of KPMG LLP, independent
                                                auditors   of  Ambac   Assurance
                                                Corporation   and   subsidiaries
                                                in   connection  with   TIERS(R)
                                                Principal-Protected      Minimum
                                                Return Asset Backed Certificates
                                                Trust   Series  Nasdaq   2003-13






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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated June 12, 2003

                                       STRUCTURED PRODUCTS CORP.


                                       By: /s/ Matthew R. Mayers
                                           ----------------------------------
                                           Name:  Matthew R. Mayers
                                           Title: Authorized Signatory




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EXHIBIT INDEX


 Exhibit No.    Description                                       Paper (P) or
 -----------    -----------                                       Electronic (E)

 (EX-23) Consent of KPMG LLP, independent auditors of Ambac E Assurance E Corporation and subsidiaries in connection with TIERS(R) Principal- Protected
                Minimum Return Asset Backed Certificates Trust
                Series Nasdaq 2003-13